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                                                                  EXHIBIT 10.17


                               FIRST AMENDMENT TO
                          SUBORDINATED LOAN AGREEMENT
                              AND PROMISSORY NOTE


                  THIS FIRST AMENDMENT TO SUBORDINATED LOAN AGREEMENT AND PROMISSORY NOTE (this "First Amendment") dated effective as of October 27, 1999 is entered into by and between HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company"), and KEYSPAN CORPORATION d/b/a KeySpan Energy (as successor to MarketSpan Corporation d/b/a KeySpan Energy) (the "Lender").

                             PRELIMINARY STATEMENT

                  The Lender and the Company are parties to that certain Subordinated Loan Agreement dated as of November 30, 1998 (as same may be further amended, restated and extended herein, the "Credit Agreement") under and subject to the terms of which the Lender has committed to make Advances through January 1, 2000, not to exceed $150,000,000.00 in aggregate amount outstanding, and that certain Promissory Note dated November 30, 1998 executed by the Company to the order of Lender (the "Note").

                  The Company and the Lender desire to amend the Credit Agreement for the sole purpose of extending the maturity date.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the Company and the Lender hereby agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined in this First Amendment, each capitalized term used in this First Amendment has the meaning assigned to such term in the Credit Agreement.

                  SECTION 2. Amendments to the Credit Agreement. (a) The Credit Agreement and the Note are hereby amended such that all references to "Maturity Date" or "Termination Date," and all references to "January 1, 2000" within the definitions of Maturity Date and Termination Date, whether in the Credit Agreement, the schedules thereto or in the Note, shall mean and be a reference to the date of March 31, 2000.

                  (b) Specifically, the section of the Credit Agreement on page one thereof entitled "Maturity Date" and the identical provision under the same title on page one of Schedule I to the

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Credit agreement are hereby amended by deleting same in their entirety and replacing same with the following:

          Maturity Date:   All outstanding principal, unpaid accrued
                           interest and fees will be repaid at Maturity, March 31, 2000. Any principal amount that remains outstanding subsequent to the Maturity Date will be converted into equity (the number of shares to be issued to the Lender will be determined based upon the average of the closing prices of Houston
                           Exploration's common stock, rounded to three decimal places, as reported under "NYSE Composite
                           Transaction Reports" in the Wall Street Journal during the 20 consecutive trading days ending three trading days prior to March 31, 2000. Because the market value represents an average of the Company's common stock over twenty consecutive trading days ending three trading days prior to Maturity, the market price may be higher or lower than the price of the common stock on the conversion date. The total amount converted to equity shall not exceed the Total
                           Commitment Amount. Any unpaid accrued interest or fees that remain outstanding subsequent to the Maturity Date will be paid in cash. Notwithstanding the foregoing, upon any sale, transfer or other disposition of the stock or substantially all of the assets of the Company prior to March 31, 2000, all outstanding principal and unpaid accrued interest and fees will be paid in cash on the consummation of such sale, transfer or other disposition.

                  (c) The Credit Agreement is hereby amended to reflect the fact that, as consideration for the extension of the Maturity Date as evidenced by, and as a condition to the effectiveness of, this First Amendment, the Company shall pay to the Lender an up-front fee of Twelve Thousand and No/100 Dollars ($12,000.00).

                  SECTION 3. Ratification. The agreements and obligations of the Company under the Credit Agreement, the Note and any and all other Loan Documents, are hereby brought forward, renewed and extended until the indebtedness evidenced by the Credit Agreement and the Note shall have been fully paid and discharged. The Credit Agreement and the Note, and all terms thereof shall remain in full force and effect. The Lender hereby preserves all of its rights against the Company, and the Company hereby agrees that all such rights are ratified and brought forward for the benefit of the Lender.

                  SECTION 4. Representations True; No Default. The Company and the Lender represent and warrant that this First Amendment has been duly authorized, executed and delivered on behalf of the Company and the Lender, respectively, and the Credit Agreement, as amended hereby, constitutes the valid and legally binding agreement of the Company and the Lender, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar law relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

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                  SECTION 5. No Obligation. This First Amendment shall not
create a course of dealing among or between the parties hereto, and no further obligation of any kind in excess of those expressly set forth herein shall be inferred from this First Amendment.

                  SECTION 6. Conditions of Effectiveness. This First Amendment shall become effective on the date upon which this First Amendment shall have been duly executed and delivered by the Company and the Lender, together with a certificate of the Company certifying as to (i) the incumbency of the officer executing this First Amendment, (ii) the truth of the representations and warranties in the Credit Agreement, and (iii) the absence of any defaults under the Credit Agreement.

                  SECTION 7. Reference to the Agreement. (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Agreement, as affected and amended hereby.

                  (b) Upon effectiveness of this First Amendment, each reference in the Credit Agreement shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

                  SECTION 8. Miscellaneous Provisions. (a) This First Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (b) The headings herein shall be accorded no significance in interpreting this First Amendment.

                  SECTION 9. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.

                  SECTION 10. FINAL AGREEMENT OF THE PARTIES. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS OF THE PARTIES.

               THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties have caused this First
Amendment to be executed by their respective duly authorized officers to be effective as of the date first written above.


                                       KEYSPAN CORPORATION,
                                          D/B/A KEYSPAN ENERGY


                                              By: /s/ Robert R. Wieczorek
                                                  -----------------------
                                              Name: Robert R. Wieczorek
                                              Title: VP, Secretary and Treasurer
                                              Address: One MetroTech Center
                                              Brooklyn, NY 11201


                                       THE HOUSTON EXPLORATION COMPANY


                                       By:  /s/ Thomas W. Powers
                                            --------------------
                                            Thomas W. Powers
                                            Senior Vice President
                                            1100 Louisiana, Suite 2000
                                            Houston, Texas 77002


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